Lincoln Benefit Life Company

Lincoln Benefit Life Variable Annuity Account

Supplement, dated November 2, 2006,

to

The LBL Advantage Variable Annuity Prospectus

This supplement amends certain disclosures contained in the above-referenced prospectus for certain variable annuity contracts issued by Lincoln Benefit Life Company.

AIM V.I. Demographic Trends Fund – Series I reorganization

Lincoln Benefit Life Company has received notice that the shareholders of the AIM V.I. Demographic Trends Fund – Series I approved the reorganization of the AIM V.I. Demographic Trends Fund – Series I Portfolio into the AIM V.I. Capital Appreciation Fund – Series I Portfolio.

On or around November 3, 2006 (“Conversion Date”), the AIM V.I. Capital Appreciation Fund – Series I Sub-account will be added as an investment alternative. AIM Advisors, Inc. is the investment adviser for the AIM V.I. Capital Appreciation Fund – Series I Portfolio. The investment objective for this Portfolio is growth of capital.

On the Conversion Date, the AIM V.I. Demographic Trends Fund – Series I Portfolio will be merged into the AIM V.I. Capital Appreciation Fund – Series I Portfolio. To reflect the change in the underlying Portfolio, we will transfer any Contract Value you have in the AIM V.I. Demographic Trends Fund – Series I Variable Sub-account into the AIM V.I. Capital Appreciation Fund – Series I Variable Sub-account. Contract owners will receive a confirmation of the transaction reflecting this change.

If you would like information on how to transfer to another investment alternative, or how to make a change to your current allocations, please contact your financial representative or call our Customer Service Center at 1-800-865-5237.

For future reference, please keep this supplement together with your prospectus.